NUVEEN WINSLOW LARGE-CAP GROWTH FUND

SUPPLEMENT DATED MARCH 13, 2013

TO THE PROSPECTUS DATED

NOVEMBER 30, 2012, AS PREVIOUSLY SUPPLEMENTED

This supplement hereby replaces the supplement filed on March 12, 2013.

Effective March 31, 2013, Patrick Burton, CFA, will become a portfolio manager of the Fund. Mr. Burton has been a Managing Director and analyst at Winslow Capital Management, LLC (“Winslow Capital”) since 2010 and has 29 years of experience in the securities industry. Prior to joining Winslow Capital, he was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010 and a Managing Director with Citigroup Investments from 1999 to 2009.

Effective July 1, 2013, R. Bart Wear will no longer serve as a portfolio manager of the Fund.

Clark J. Winslow and Justin H. Kelly will continue to serve as portfolio managers of the Fund. Effective March 31, 2013, Mr. Kelly will serve as Chief Investment Officer at Winslow Capital. Mr. Winslow will continue to serve as Chief Executive Officer at Winslow Capital.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSL2P-0313P